Exhibit 10.3

FIRST AMENDMENT TO BUILD-TO-SUIT LEASE

THIS FIRST AMENDMENT TO BUILD-TO-SUIT LEASE (“First Amendment”) is entered into as of January 22, 2003 (the “Effective Date”) between SLOUGH BTC, LLC, a Delaware limited liability company (“Landlord”) and TULARIK INC., a Delaware corporation (“Tenant”), with reference to the following facts:

A. Landlord and Tenant are parties to a Build-to-Suit Lease dated as of December 20, 2001 (the “Lease”), covering three (3) buildings presently under construction and commonly known as Building A (the “Phase IA Building”), Building B (the “Phase IB Building” and, collectively with the Phase IA Building, the “Phase I Buildings”) and Building E (the “Phase II Building”) in the Britannia Oyster Point research and development center in South San Francisco, California (the “Center”).

B. Landlord and Tenant wish to amend the Lease in various respects as more particularly set forth herein.

C. Terms used herein as defined terms but not specifically defined herein shall have the meanings assigned to such terms in the Lease.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows, effective as of the Effective Date:

1. Rent Commencement Dates; Minimum Rental.

(a) Section 2.1(a) of the Lease presently contemplates that the Rent Commencement Date for the Phase I Buildings will occur on May 1, 2003. Section 3.1(a) of the Lease is amended to provide that with respect to the Phase I Buildings, for the months of May, June and July 2003, Tenant shall not be required to pay minimum rental under Section 3.1(a) or additional rent under Section 3.1(e) on a current monthly basis, as would otherwise be required under the Lease, but shall instead pay to Landlord, as minimum rental under Section 3.1(a) and additional rent under Section 3.1(e) for the Phase I Buildings for the months of May, June and July 2003, a single lump-sum payment of $2,994,693.00 due on May 1, 2004. The amount of the foregoing lump-sum payment is based on an aggregate square footage of 188,534 square feet for the Phase I Buildings, and shall be adjusted proportionately if the aggregate square footage of the Phase I Buildings, determined in accordance with Sections 1.1(a), 1.1(d) and 3.1(d) of the Lease, is greater or less than 188,534 square feet. Payment of minimum rental and additional Section 3.1(e) rent for the Phase I Buildings on a current monthly basis in accordance with the Lease provisions shall begin on August 1, 2003. The foregoing modification applies only to minimum rental for the Phase I Buildings under Section 3.1(a)(i) and (ii) of the Lease and to additional rent for the Phase I Buildings under Section 3.1(e) of the Lease, and does not affect the timing or any other aspect of Tenant’s obligations with respect to any other amounts due under the Lease in connection with the Phase I Buildings, including, but not limited to, taxes, insurance and other Operating Expenses.

(b) Section 2.1(b) of the Lease presently contemplates that Tenant will have the right to occupy the Phase II Building in up to four (4) phases, and that the Rent Commencement Date for the first such phase will occur no earlier than May 1, 2004. Section 2.1(b) of the Lease is amended to provide instead that Tenant shall be entitled to occupy the Phase II Building in up to three (3) successive phases, as follows, with all other provisions of Section 2.1(b) remaining applicable and in full force and effect except to the extent inconsistent with the following:

(i) The first of such phases (“Phase IIA”) shall consist of not less than fifty percent (50%) of the non-retail space in the Phase II Building (estimated at not less than 46,600 square feet, based on an estimated square footage of 93,200 square feet for such non-retail space) and shall have a Phase IIA Rent Commencement Date equal to the earlier to occur of (A) the date which is one hundred eighty (180) days after the date Landlord delivers to Tenant a Structural Completion Certificate for the Phase II Building pursuant to the Workletter, subject to any adjustments in such time period to the extent authorized or required under the provisions of such Workletter, or (B) the date Tenant takes occupancy of and commences operation of its business in any portion of the Phase II Building, provided that in no event shall the Phase IIA Rent Commencement Date occur earlier than May 1, 2005, unless determined pursuant to clause (B) of this sentence or unless an earlier date is hereafter mutually agreed upon in writing by Landlord and Tenant.

(ii) The second of such phases (“Phase IIB”) shall consist of at least that amount of space which, when added to the Phase IIA space, equals a minimum of seventy-five percent (75%) of the non-retail space in the Phase II Building (estimated at not less than 69,900 square feet based on the assumptions indicated above) and shall have a Phase IIB Rent Commencement Date equal to the earlier to occur of (A) the date which is eight (8) months after the Phase IIA Rent Commencement Date or (B) the date Tenant takes occupancy of and commences operation of its business in any portion of Phase IIB of the Phase II Building, provided that in no event shall the Phase IIB Rent Commencement Date occur earlier than January 1, 2006, unless determined pursuant to clause (B) of this sentence or unless an earlier date is hereafter mutually agreed upon in writing by Landlord and Tenant.

(iii) The third and last of such phases (“Phase IIC”) shall consist of the remainder, if any, of the non-retail portion of the Phase II Building and shall have a Phase IIC Rent Commencement Date equal to the earlier to occur of (A) the date which is four (4) months after the Phase IIB Rent Commencement Date or (B) the date Tenant takes occupancy of and commences operation of its business in any portion of Phase IIC of the Phase II Building, provided that in no event shall the Phase IIC Rent Commencement Date occur earlier than May 1, 2006, unless determined pursuant to clause (B) of this sentence or unless an earlier date is hereafter mutually agreed upon in writing by Landlord and Tenant.

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(c) Section 2.1(d) of the Lease is amended to read in its entirety as follows:

“(d) The term of this Lease shall end, effective as to both the Phase I Buildings and the Phase II Building, on the day (the “Termination Date”) immediately preceding the fifteenth (15th) anniversary of the last of the Phase II Rent Commencement Dates to occur, unless sooner terminated or extended as hereinafter provided (including, but not limited to, any extension to make this Lease coterminous with any lease by Tenant of the Expansion Space as contemplated in Section 6.3 hereof, if applicable).”

(d) The monthly minimum rental table set forth in Section 3.1(a)(iii) of the Lease with respect to the Phase II Building is amended to read as set forth in Exhibit A attached hereto and incorporated herein by this reference, with the applicable “Months” as shown in that table being counted from the Phase IIA Rent Commencement Date and each subsequent phase of the Phase II Building being brought under such table as of the applicable Rent Commencement Date for such phase at the rental rate then in effect under such table as determined by counting from the Phase IIA Rent Commencement Date. The parties acknowledge that the additional rent amounts required under Section 3.1(e) of the Lease are not included in such table but rather are in addition thereto.

2. Ground Lease Rent. Tenant shall pay Landlord as ground lease rent (which shall constitute an additional category of “rent” under the Lease) the sum of $125,000 per month on the first day of each month beginning on January 1, 2004 and continuing through and including the final such monthly payment which shall be due on the first day of the month in which the Phase IIA Rent Commencement Date occurs (provided that the final such payment shall be prorated to reflect the actual number of days occurring prior to the Phase IIA Rent Commencement Date in such final month); provided, however, that if the Phase IIA Rent Commencement Date is extended pursuant to Section 2.1(c) of the Lease, then, to the extent such extension is attributable to a delay which is within Landlord’s reasonable control and is not a result of a Tenant Delay or an Unavoidable Delay as defined in the Workletter attached to the Lease, Tenant’s obligation to make ground lease rent payments under this paragraph shall terminate as of the date the Phase IIA Rent Commencement Date would have occurred in the absence of such extension. Payments required under this paragraph are in addition to all other amounts due under the Lease, as amended hereby, and are not in lieu of any such other amounts. Notwithstanding the payment of ground lease rent by Tenant under this paragraph, Landlord shall have the right to construct improvements on the Property or any portion thereof throughout the period when such ground lease rent is being paid, provided that such construction of improvements by Landlord does not breach any express obligations of Landlord under the Lease.

3. Stock Warrants. As additional consideration for Landlord’s entry into this First Amendment, Tenant agrees (a) to grant and issue, concurrent with the execution of this Amendment, to Kwacker Limited (an affiliate of Landlord) a warrant registered in the name of Kwacker Limited for the acquisition of an aggregate of 75,000 shares of Tenant’s common stock, which warrant shall be dated as of the Effective Date and shall otherwise be in the form attached hereto as Exhibit B and incorporated herein by this reference; and (b) to amend and reissue, concurrent with the execution of this Amendment, the existing warrant (No. TLRK-6) dated March 9, 2000 in favor of Kwacker Limited, for 62,807 shares of Tenant’s common stock, in a form identical to its existing form except that (i) Sections 5 and 7 of such warrant shall be amended to read substantially identically to the corresponding provisions in Exhibit B, (ii) the phrase “unless sooner terminated as provided below” shall be deleted from Section 1(a) of such

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warrant, and (iii) the address shown in such warrant for Kwacker Limited shall be updated to be in care of Slough Estates USA Inc. at its current address as shown in paragraph 4 below.

4. Landlord’s Notice Address. The address information set forth in Section 21.1 of the Lease for notices to Landlord is amended to read as follows:

Slough BTC, LLC

c/o Slough Estates USA Inc.

444 North Michigan Avenue, Suite 3230

Chicago, IL 60611

Attn: William Rogalla

Telecopier: (312) 755-0717

5. Expansion Option. Section 6.3 of the Lease, granting Tenant an Expansion Option with respect to certain Expansion Space as defined therein, is amended as follows:

(a) The parties agree that the term of any lease of the Expansion Space by Tenant shall be fifteen (15) years from the Rent Commencement Date thereunder or, if Tenant elects to occupy the Expansion Space in two phases, from the last Rent Commencement Date thereunder. The parties acknowledge that as provided above in this First Amendment, the Termination Date for the Phase I Buildings and Phase II Building under the Lease will be extended to be coterminous with Tenant’s lease of the Expansion Space.

(b) The Expansion Option shall be exercisable only by written notice from Tenant to Landlord no later than October 1, 2004, and only if Tenant is not then in default under the Lease (beyond any applicable notice and cure periods).

(c) The Rent Commencement Date for the Expansion Space (or for the first phase thereof, if applicable) shall not occur prior to September 1, 2006, unless triggered at an earlier date by Tenant’s occupancy of and commencement of operation of its business in the applicable space or unless an earlier date is mutually agreed upon by Landlord and Tenant. If Tenant elects to take down the Expansion Space in two phases, then the Rent Commencement Date for the second phase shall occur on the earlier of September 1, 2007 or the date Tenant actually occupies and commences operation of its business in the second phase of the Expansion Space, unless an earlier date is mutually agreed upon by Landlord and Tenant.

6. Execution and Delivery. This First Amendment may be executed in one or more counterparts and by separate parties on separate counterparts, effective when each party has executed at least one such counterpart or separate counterpart, but each such counterpart shall constitute an original and all such counterparts together shall constitute one and the same instrument.

7. Full Force and Effect. Except as expressly set forth herein, the Lease has not been modified or amended and remains in full force and effect.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the date first set forth above.

“Landlord”		“Tenant”

SLOUGH BTC, LLC, a Delaware limited liability company		TULARIK INC., a Delaware corporation

By:	Slough Estates USA Inc., a Delaware corporation, Its Manager	By:	/s/ William J. Rieflin

		Its:	EVP

By:	/s/ William Rogalla

William Rogalla Vice President

By:	/s/ Corinne H. Lyle

Its:	CFO

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EXHIBIT A

Revised Minimum Rent Table (Section 3.1(a)(iii))

Months	Monthly Minimum Rental
001 - 012	$4.2966/sq ft
013 - 024	$4.4255/sq ft
025 - 036	$4.5583/sq ft
037 - 048	$4.6951/sq ft
049 - 060	$4.8359/sq ft
061 - 072	$4.9810/sq ft
073 - 084	$5.1304/sq ft
085 - 096	$5.2843/sq ft
097 - 108	$5.4429/sq ft
109 - 120	$5.6061/sq ft
121 - 132	$5.7743/sq ft
133 - 144	$5.9476/sq ft
145 - 156	$6.1260/sq ft
157 - 168	$6.3098/sq ft
169 - 180	$6.4991/sq ft
181 and after (if applicable), continued 3.0% annual escalations

EXHIBIT B TO

FIRST AMENDMENT TO BUILD-TO-SUIT LEASE

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

TULARIK INC.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

No. TLRK-	, 2003

VOID AFTER END OF EXERCISE PERIOD

THIS WARRANT CERTIFIES THAT, for value received, KWACKER LIMITED, with its office c/o Slough Estates USA Inc., 444 North Michigan Avenue, Suite 3230, Chicago, IL 60611, or assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from TULARIK INC., a Delaware corporation, with its principal office at Two Corporate Drive, South San Francisco, CA 94080 (the “Company”) up to Seventy Five Thousand (75,000) shares of the Common Stock of the Company (the “Common Stock”).

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a) “Exercise Period” shall mean the period commencing with the effective date of the First Amendment to Build-to-Suit Lease to be executed by the parties concurrently herewith and ending five (5) years from such date.

(b) “Exercise Price” shall mean a per share amount equal to one hundred ten percent (110%) of the closing price per share for the Company’s Common Stock on NASDAQ on the effective date of the First Amendment to Build-to-Suit Lease, subject to adjustment pursuant to Section 5 below.

(c) “Exercise Shares” shall mean the shares of the Company’s Common Stock issuable upon exercise of this Warrant (the “Warrant”).

2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a) An executed Notice of Exercise in the form attached hereto;

(b) Payment of the Exercise Price either (i) in cash or by check, (ii) by cancellation of indebtedness or (iii) by “net issue exercise” as described below; and

(c) This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly-endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula (net issue exercise):

X = Y(A-B)

            A

Where	X =	the number of shares of Common Stock to be issued to the Holder

	Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

	A =	the fair market value of one share of Common Stock, which shall be equal to the closing price per share of such Common Stock on NASDAQ on the day in which such Notice of Exercise is received by the Company

	B =	Exercise Price (as adjusted to the date of such calculation)

3. COVENANTS OF THE COMPANY.

3.1 Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

3.2 No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

3.3 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4. REPRESENTATIONS OF HOLDER.

4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

4.2 Securities Are Not Registered.

(a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

(c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

4.3 Disposition of Warrant and Exercise Shares.

(a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

(i) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

(ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws.

(b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

5. ADJUSTMENT OF EXERCISE PRICE. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment; provided, however, that such adjustment shall not be made with respect to, and this Section 5 shall not apply to, any Reorganization events set forth in Section 7 below, which events shall instead be governed by the provisions of Section 7. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

7. REORGANIZATION.

(a) In the event of, at any time during the Exercise Period, any capital reorganization, or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation (other than a merger solely to effect a reincorporation of the Company into another state), or the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person (each a “Reorganization”), the Company shall provide to the Holder twenty (20) days advance written notice of such Reorganization and shall comply with Section 7(b) below.

(b) The Company shall cause such Reorganization to be structured in such a manner that upon consummation of such Reorganization, the Holder shall receive, in exchange for this Warrant, a new warrant giving the Holder the right to receive, upon exercise of such new warrant, shares in the surviving, acquiring or other successor entity (the “Successor Entity”) in accordance with the following sentence. The new warrant (x) shall be for a number and class of shares equal to the sum of (i) the number and class of shares (if any) of the Successor Entity which the Holder would have received as a result of or in connection with such Reorganization if the Holder had held at the time of the Reorganization the number of shares of Common Stock for which the warrant is then exercisable and (ii) the number of shares of the Successor Entity of the same class described in clause (i) above (or, if there were no such shares issued in the Reorganization, then shares of the common stock of the Successor Entity) having an aggregate fair market value as of the closing of such Reorganization equal to the value of any and all other consideration the Holder would have received as a result of or in connection with such Reorganization if the Holder had held at the time of the Reorganization the number of shares of Common Stock for which this Warrant is then exercisable, subject in each instance to adjustments as nearly equivalent as may be practicable to the adjustments provided for in Section 5 above (other than with respect to the Reorganization itself) and in this Section 7, (y) shall have an aggregate Exercise Price equal to the aggregate Exercise Price of this Warrant (but the per share Exercise Price shall be appropriately adjusted) and (z) shall otherwise have an Exercise Period and other terms identical to those of this Warrant.

8. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

9. TRANSFER OF WARRANT. Subject to applicable laws, the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

11. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by telex, telegram, express mail or other form of rapid communications, if possible, and if not then such notice or communication shall be mailed by first-class mail, postage prepaid, addressed in each case to the party entitled thereto at the following addresses: (a) if to the Company, to TULARIK INC., Attention: General Counsel, Two Corporate Drive, South San Francisco, CA 94080 and (b) if to the Holder, c/o Slough Estates USA Inc., 444 North Michigan Avenue, Suite 3230, Chicago, IL 60611, Attention: Chief Financial Officer, or at such other address as one party may furnish to the other in writing. Notice shall be deemed effective on the date dispatched if by personal delivery, telecopy, telex or telegram, two days after mailing if by express mail, or three days after mailing if by first-class mail.

12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of                     , 2003.

TULARIK INC.

By:

Name:	Corinne H. Lyle
Title:	Chief Financial Officer

ATTEST:

Secretary

NOTICE OF EXERCISE

TO: TULARIK INC.

(1) The undersigned hereby elects to purchase                     shares of the Common Stock of TULARIK INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

The undersigned hereby elects to purchase                      shares of the Common Stock of TULARIK INC. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

____________________________

(Name)

____________________________

____________________________

(Address)

(3) The undersigned represents that: (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Dated:                     , 20

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.